EXECUTION COPY

                           AMENDMENT NO. 2 AND WAIVER
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT NO. 2 dated as of December 30, 1998 of the Amended and Restated Credit Agreement dated as of April 29, 1998 (as heretofore amended, the "Amended and Restated Agreement") among United Asset Management Corporation, a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent"), and BankBoston, N.A., as Collateral Agent (the "Collateral Agent").

         WHEREAS, the Borrower proposes to (i) (A) form a subsidiary named Heitman Newco, Inc. and organized as a corporation under the laws of the State of Delaware ("Heitman Newco"), (B) cause Heitman Newco to form a subsidiary named Heitman Financial L.L.C. and organized as a limited liability company under the laws of the State of Delaware ("Heitman LLC"), with Class B membership interests to be owned by Heitman Newco and Class A membership interests to be owned by a limited liability company owned by certain employees of Heitman Financial Ltd., an Illinois corporation and a Subsidiary of the Borrower ("Heitman"), (C) cause each of the Subsidiaries of Heitman to be converted into a limited liability company (by merger of such Subsidiary into a limited liability company formed solely for the purpose of converting such Subsidiary into a limited liability company), (D) transfer all of the capital stock of Heitman to Heitman Newco, (E) cause Heitman to merge into Heitman LLC (all of the foregoing transactions, the "Heitman Reorganization"); (ii) pledge 100% of the issued and outstanding capital stock of Heitman Newco to the Collateral Agent; (iii) cause Heitman Newco to become a Guaranty Subsidiary and grant a first priority security interest to the Collateral Agent in all Class B membership interests of Heitman LLC; and (iv) cause Heitman LLC to confirm its obligations under the Heitman Guaranty and grant a security interest to the Collateral Agent in all limited liability company membership interests of the successors pursuant to the Heitman Reorganization to the Subsidiaries whose capital stock was pledged under the Heitman Pledge Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1.  Definitions.

          (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Amended and Restated Agreement shall have the meaning assigned to such term in the Amended and Restated Agreement.


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          (b) The definition of Heitman Pledge Agreement is deleted from Section
01 of the Amended and Restated Agreement.

          (c) The following definitions are added to Section 1.01 of the Amended and Restated Agreement in the appropriate alphabetical order:

                  "Class A Membership Interests" means the Class A membership interests of Heitman.

                  "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right (including in any conversion feature in any security) to acquire any Equity Interest described in the foregoing clauses (i), (ii), (iii) and (iv).

                  "Heitman Security Agreement" means the Security Agreement, dated as of the effective date of Amendment No. 2 dated as of December 30, 1998 to the Amended and Restated Agreement, between Heitman and the Collateral Agent.

                  "Heitman Newco" means Heitman Newco, Inc. (to be renamed Heitman Financial Ltd.), a Delaware corporation, and its successors.

                  "Heitman Newco Security Agreement" means the Security Agreement, dated as of the effective date of Amendment No. 2 dated as of December 30, 1998 to the Amended and Restated Agreement, between Heitman Newco and the Collateral Agent.

          (d) The definition of "Collateral Documents" in Section 1.01 of the Amended and Restated Agreement is amended by replacing the words "the Heitman Pledge Agreement" with the words "the Heitman Security Agreement, the Heitman Newco Security Agreement".

          (e) The definition of "Heitman" in Section 1.01 of the Amended and Restated Agreement is amended to read in its entirety as follows:

                  "Heitman" means Heitman Financial L.L.C., a Delaware limited liability company and a Subsidiary of the Borrower and successor to Heitman Financial Ltd., an Illinois corporation, and its successors.

          (f) Exhibit F of the Amended and Restated Agreement is amended by adding the following:


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         7. Heitman Newco Guaranty, dated as of the effective date of Amendment
         No. 2 dated as of December 30, 1998 to the Amended and Restated Agreement, made by Heitman Newco in favor of the Beneficiaries named therein.

          (g) Exhibit G of the Amended and Restated Agreement shall be replaced by a new Exhibit G prepared by the Borrower and in form and substance satisfactory to the Administrative Agent to reflect the Heitman Reorganization.

         SECTION 2. Waiver and Consent. The undersigned Banks hereby waive any breach by the Borrower of Section 5.07 of the Amended and Restated Agreement to the extent such breach arises out of the Borrower's transfer of the capital stock of Heitman to Heitman Newco and the merger of Heitman into Heitman LLC. Promptly after the Amendment Effective Date, the Collateral Agent shall return to the Borrower the stock certificates issued by Heitman Financial Ltd. and pledged under the Pledge Agreement and the stock certificates pledged under the Heitman Pledge Agreement. The undersigned Banks hereby instruct the Collateral Agent to execute on the Amendment Effective Date the documents described in clauses (b), (d) and (f) of Section 8 of this Amendment.

         SECTION 3. Representations and Warranties. Section 4.11(a) of the Amended and Restated Agreement is amended by deleting the words "the Heitman Pledge Agreement" from the first sentence thereof.

         SECTION 4. Maintenance of Existence. Section 5.04 of the Amended and Restated Agreement is amended by adding the words "or other" after each occurrence of the word "corporate" and by replacing the word "corporation" with the word "Person".

         SECTION 5. Investments. Section 5.15 of the Amended and Restated Agreement is amended by adding the following as subsection (a-2):

                  (a-2) Investments in Heitman Newco and Heitman;

         SECTION 6.  Issuance of Additional Equity Interests by Subsidiaries.
Section 5.16 of the Amended and Restated Agreement is amended to read in its entirety as follows:

         SECTION 5.16.  Issuance of Additional Equity Interests by Subsidiaries.

                  (a) The Borrower will not permit any Subsidiary to issue any additional Equity Interests to any Person other than the Borrower or a Wholly-Owned Subsidiary. Neither the Borrower nor any Subsidiary will sell, transfer, pledge or otherwise dispose of any capital stock of a Subsidiary, other than dispositions in connection with a transaction permitted by Section 5.07.


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                  (b) Notwithstanding subsection (a) above, Heitman may issue the Class A Membership Interests. The Borrower has heretofore delivered to the Banks a copy of the limited liability company agreement of Heitman and will not permit such agreement to be amended to increase the Class A Membership Interests or the rights of the Class A Membership Interests without the prior written consent of the Required Banks.

         SECTION 7.  Pledged Collateral.

          (a) Section 5.17(a) of the Amended and Restated Agreement is amended by adding the following at the end thereof:

         ; the Borrower will promptly grant a perfected first priority security interest in or cause a first priority security interest to be granted in any other Equity Interests of any Subsidiary acquired in a Permitted Acquisition to the Collateral Agent;

          (b) Section 5.17(c) of the Amended and Restated Agreement is amended to read in its entirety as follows:

         (c) Notwithstanding anything to the contrary in this Section, the Borrower will not be required to pledge (or otherwise grant a security interest in) (i) the capital stock (or other Equity Interests) of any Subsidiary identified on Exhibit G hereto as a Special Exempt Subsidiary, (ii) more than 65% of the capital stock (or other Equity Interests) of an acquired Subsidiary organized outside the United States of America (a "Foreign Subsidiary") which is owned by the Borrower or a Subsidiary which is not a Foreign Subsidiary, (iii) any capital stock (or other Equity Interests) of an acquired Subsidiary which is owned by a Foreign Subsidiary or (iv) any of the capital stock of an acquired Subsidiary or a Subsidiary formed by the Borrower if such Subsidiary's consolidated revenues are less than $2,000,000 (an "Exempt Subsidiary"); provided that if, for any fiscal year, the aggregate consolidated revenues of all Exempt Subsidiaries exceeds $20,000,000, then the capital stock of the Exempt Subsidiary with the highest consolidated revenue for such year will be pledged to the Collateral Agent (or, if such Exempt Subsidiary is not a corporation, then a first priority perfected security interest in all Equity Interests in such Exempt Subsidiary shall be granted to the Collateral Agent). This process shall be repeated until the aggregate consolidated revenue of the remaining Exempt Subsidiaries is less than $20,000,000. For purposes of this section, the consolidated revenues of each Exempt Subsidiary in each fiscal year shall be determined in accordance with generally accepted accounting principles by the Borrower and furnished to the Administrative Agent within 90 days after the end of the fiscal year of the Borrower.

         SECTION 8. Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken


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together, shall constitute but one and the same Amendment with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart. This Amendment shall become effective upon receipt by the Administrative Agent of the following (the date of such effectiveness, the "Amendment Effective Date"):

          (a) duly executed counterparts hereof signed by the Borrower, the Collateral Agent and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) a duly executed counterpart signed by the Borrower of an amendment to the Pledge Agreement (amending Schedule A) in form and substance satisfactory to the Agents;

          (c) a duly executed counterpart signed by Heitman Newco of a guaranty in form and substance satisfactory to the Agents;

          (d) a duly executed counterpart signed by Heitman Newco of a security agreement (relating to the Class B membership interests of Heitman LLC) in form and substance satisfactory to the Agents;

          (e) a duly executed counterpart signed by Heitman LLC of a confirmation of the Heitman Guaranty in form and substance satisfactory to the Agents;

          (f) a duly executed counterpart signed by Heitman LLC of a security agreement (relating to the membership interests in certain of its direct Subsidiaries) in form and substance satisfactory to the Agents;

          (g) evidence satisfactory to it that the Heitman Reorganization will be consummated simultaneously with the effectiveness of this Amendment;

          (h) a new Exhibit G to the Amended and Restated Agreement in form and substance satisfactory to the Administrative Agent and reflecting the Heitman Reorganization;

          (i) an opinion of Hill & Barlow, counsel for the Borrower in form and substance satisfactory to the Agents;

          (j) all documents either Agent may reasonably request (including additional opinions) relating to the existence of Heitman Newco and Heitman LLC or the consummation of the Heitman Reorganization, the corporate or other authority for and validity of any of the documents referred to in clauses (a)


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through (h) above, and any other matters relevant thereto, all in form and substance satisfactory to the Agents.

         SECTION 9. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without reference to conflict of laws principles).

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                  UNITED ASSET MANAGEMENT CORPORATION

                                  By:        /s/ William H. Park
                                             -----------------------------------
                                  Name:      William H. Park
                                  Title:     Executive Vice President and
                                               Chief Financial Officer


                                  BANKBOSTON, N.A., as Collateral Agent and Bank

                                  By:        /s/ Stewart P. Neff
                                             -----------------------------------
                                  Name:      Stewart P. Neff
                                  Title:     Managing Director


                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                  By:        /s/ Glenda L. Winter-Irving
                                             -----------------------------------
                                  Name:      Glenda L. Winter-Irving
                                  Title:     Vice President


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                        DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

                        By:        /s/ George Ann Tobin
                                   ---------------------------------------------
                        Name:      George-Ann Tobin
                        Title:     Managing Director

                        By:        /s/ Jonathan B.P. Mendes
                                   ---------------------------------------------
                        Name:      Jonathan B.P. Mendes
                        Title:     Vice President


                        BANK OF AMERICA NT & SA

                        By:        /s/ John G. Hayes
                                   ---------------------------------------------
                        Name:      John G. Hayes
                        Title:     Vice President


                        THE CHASE MANHATTAN BANK

                        By:        /s/ Gail Weiss
                                   ---------------------------------------------
                        Name:      Gail Weiss
                        Title:     Vice President


                        MELLON BANK, N.A.

                        By:        /s/ W. Scott Sanford
                                   ---------------------------------------------
                        Name:      W. Scott Sanford
                        Title:     Senior Vice President


                        NATIONSBANK, N.A.


                        By:        /s/ Ken Ricciardi
                                   ---------------------------------------------
                        Name:      Ken Ricciardi
                        Title:     Senior Vice President


                        CITIBANK, N.A.

                        By:        /s/ Alexander Duka
                                   ---------------------------------------------
                        Name:      Alexander Duka
                        Title:     Vice President


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                        COMMERZBANK AG NEW YORK BRANCH

                        By:        /s/ Michael P. McCarthy
                                   ---------------------------------------------
                        Name:      Michael P. McCarthy
                        Title:     Assistant Vice President

                        By:        /s/ Joseph J. Hayes
                                   ---------------------------------------------
                        Name:      Joseph J. Hayes
                        Title:     Assistant Vice President


                        CREDIT LYONNAIS NEW YORK BRANCH

                        By:        /s/ Sebastian Rocco
                                   ---------------------------------------------
                        Name:      Sebastian Rocco
                        Title:     Senior Vice President


                        THE FIRST NATIONAL BANK OF CHICAGO

                        By:        /s/ Nicole Holzapfel
                                   ---------------------------------------------
                        Name:      Nicole Holzapfel
                        Title:     Vice President


                        FLEET NATIONAL BANK

                        By:        /s/ Robert W. McClelland
                                   ---------------------------------------------
                        Name:      Robert W. McClelland
                        Title:     Vice President


                        THE ROYAL BANK OF SCOTLAND PLC

                        By:        /s/ Grant Stoddart
                                   ---------------------------------------------
                        Name:      Grant Stoddart
                        Title:     EVP The Americas


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                        PARIBAS

                        By:
                             ---------------------------------------------------
                        Name:
                        Title:

                        By:
                             ---------------------------------------------------
                        Name:
                        Title:


                        BAYERISCHE HYPO- UND VEREINSBANK, NEW YORK BRANCH

                        By:        /s/ David Lefkovits
                                   ---------------------------------------------
                        Name:      David Lefkovits
                        Title:     Managing Director

                        By:        /s/ Debra L. Laskowski
                                   ---------------------------------------------
                        Name:      Debra L. Laskowski
                        Title:     Director


                        THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH

                        By:
                            ----------------------------------------------------
                        Name:
                        Title:


                        STATE STREET BANK AND TRUST COMPANY

                        By:        /s/ Edward A. Siegel
                                   ---------------------------------------------
                        Name:      Edward A. Siegel
                        Title:     Vice President


                        THE BANK OF NEW YORK

                        By:        /s/ Robert V. Masi
                                   ---------------------------------------------
                        Name:      Robert V. Masi
                        Title:     Vice President


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                        SOCIETE GENERALE, NEW YORK BRANCH

                        By:        /s/ Dabney Giles Treacy
                                   ---------------------------------------------
                        Name:      Dabney Giles Treacy
                        Title:     Vice President


                        UNION BANK OF CALIFORNIA, N.A.

                        By:        /s/ David C. Hants
                                   ---------------------------------------------
                        Name:      David C. Hants
                        Title:     Vice-President



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